UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2021

Reliant Bancorp, Inc.
(Exact name of registrant as specified in its charter)--

Tennessee	001-37391	37-1641316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1736 Carothers Parkway, Suite 100 Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

(615) 221-2020
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	RBNC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 13, 2021, Reliant Bancorp, Inc. (the “Company”) held its 2021 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, DeVan D. Ard, Jr., Charles Trimble Beasley, Robert E. Daniel, William Ronald DeBerry, Sharon H. Edwards, Darrell S. Freeman, Sr., James Gilbert Hodges, William Lawson Mabry, Connie S. McGee, Linda E. Rebrovick, Ruskin A. Vest, and Michael E. Wallace were elected as directors of the Company to serve until the Company’s 2022 annual meeting of shareholders and until their successors have been duly elected and qualified. In addition, at the Annual Meeting, the Company’s shareholders (i) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2021 (the “Proxy Statement”), (ii) on a non-binding, advisory basis, selected the option of every year for the frequency with which the Company should hold future non-binding, advisory votes on the compensation of the Company’s named executive officers, and (iii) ratified the appointment of Maggart & Associates, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

The final voting results for each proposal put to a vote at the Annual Meeting, all of which proposals were described in the Proxy Statement, are set forth below.

(1)	Election of Directors. The Company’s shareholders elected each director nominee by the vote indicated for each such nominee below:

	For	Against	Abstain	Broker Non-Votes
DeVan D. Ard, Jr.	9,290,275	85,845	6,061	3,314,046
Charles Trimble Beasley	9,316,613	55,422	10,146	3,314,046
Robert E. Daniel	9,213,260	87,556	81,365	3,314,046
William Ronald DeBerry	6,409,665	2,962,370	10,146	3,314,046
Sharon H. Edwards	9,287,655	39,380	55,146	3,314,046
Darrell S. Freeman, Sr.	9,169,686	66,831	145,664	3,314,046
James Gilbert Hodges	9,248,708	51,077	82,396	3,314,046
William Lawson Mabry	9,220,439	106,830	54,912	3,314,046
Connie S. McGee	9,239,940	60,895	81,346	3,314,046
Linda E. Rebrovick	8,420,333	875,396	86,452	3,314,046
Ruskin A. Vest	9,079,162	242,815	60,204	3,314,046
Michael E. Wallace	9,255,059	65,115	62,007	3,314,046

(2)
Advisory Vote on Named Executive Officer Compensation. The Company’s shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement by the following vote:

For	Against	Abstain	Broker Non-Votes
8,663,232	251,038	467,911	3,314,046

(3)
Frequency of Advisory Votes on Named Executive Officer Compensation. The Company’s shareholders voted, on a non-binding, advisory basis, as follows on the frequency with which the Company’s shareholders should have future non-binding, advisory votes on the compensation of the Company’s named executive officers:

One Year	Two Years	Three Years	Abstain
8,936,837	73,338	74,959	297,047

(4)
Ratification of Independent Registered Public Accounting Firm. The Company’s shareholders ratified the appointment of Maggart & Associates, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, by the following vote:

For	Against	Abstain	Broker Non-Votes
12,441,674	51,440	203,113	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT BANCORP, INC.

Date: May 17, 2021
/s/ DeVan Ard, Jr.
DeVan Ard, Jr.
Chairman and Chief Executive Officer